                                                                    Exhibit 10.1


                        THIRD AMENDMENT TO LOAN AGREEMENT

         THE KROLL-O'GARA COMPANY, O'GARA - HESS & EISENHARDT ARMORING COMPANY, KROLL HOLDINGS, INC., and KROLL ASSOCIATES, INC. (individually and collectively the "Borrower"), and KEYBANK NATIONAL ASSOCIATION ("Lender"), hereby agree as follows:

1.       RECITALS.

         1.1 On October 30, 1998, Borrower and Lender entered into an Amended and Restated Loan Agreement (the "Loan Agreement"), which Loan Agreement was amended by an Amendment to Loan Agreement dated as of June 25, 1999, and by a Second Amendment to Loan Agreement dated as of October __, 1999 [sic]. Capitalized terms used herein and not otherwise defined will have the meanings given such terms in the Loan Agreement.

         1.2 Borrower and Lender desire to further amend the Loan Agreement pursuant to this Third Amendment to Loan Agreement (the "Amendment").

 2.      AMENDMENT.

         2.1 Section 3.1.1 of the Loan Agreement is amended to provide as follows:

         2.2 TOTAL FACILITY. Lender will make available to Borrower a revolving credit facility of up to $25,000,000 ("Total Facility"), subject to the terms and conditions and made upon the representations and warranties of Borrower set forth in this Agreement. Amounts outstanding under the revolving credit facility from time to time will be referred to as the "Revolving Credit Loan". The Revolving Credit Loan will be represented by the promissory note of Borrower of even date with the Amendment to Loan Agreement and all amendments, extensions and renewals thereto and restatements and replacements thereof ("Revolving Credit Note"). The Revolving Credit Loan will bear interest and will be payable in the manner set forth in the Revolving Credit Note, the terms of which are incorporated herein by reference. Notwithstanding any of the foregoing to the contrary, the Total Facility will be increased from $25,000,000 to $40,000,000 until September 30, 2000 (the "Reduction Date"), at which time it will reduce from $40,000,000 to $25,000,000, and Borrower will pay to Lender on the Reduction Date the principal balance outstanding hereunder that is in excess of $25,000,000.

         2.3 Section 3.2.3 of the Loan Agreement is amended to change "May 31, 2000" to "May 31, 2001."

         2.4 Section of 5.3 of the Loan Agreement is amended to provide as follows:

                  5.3 RECENT ADVERSE CHANGES. Except as specifically disclosed in the Disclosure Schedule and/or the Proxy Statement/Prospectus, since the dates of the most recent of its Current Financial Statements, it has not suffered any damage, destruction or loss which has materially and adversely affected its business or assets and no event or condition of any character has occurred which has materially and adversely affected TKOGC and its Subsidiaries' assets, liabilities, business or financial condition taken as a whole, and it has no knowledge of any event or condition currently existing or threatened which may materially and adversely affect TKOGC and its Subsidiaries' assets, liabilities, business or financial condition taken as a whole.

         2.5 Sections 7.1, 7.3, 8.12, 8.13, and 14.40 of the Loan Agreement are amended to change all references from "Indebtedness" to "Debt".

         2.6 Section 7.4 of the Loan Agreement is amended to provide as follows:

                  7.4 GUARANTEES. Other than with respect to the Senior Notes and guarantees by one or more of the Persons constituting Borrower of the obligations of one or more other Persons constituting Borrower or of the obligations of any Guarantor or real estate rental obligations of any Subsidiary, guarantee, endorse or become contingently liable for the obligations of any person, firm or corporation, except in connection with the endorsement and deposit of checks in the ordinary course of business for collection or accounts payable incurred by Subsidiaries in the ordinary course of business.

         2.7 Section 7.5 of the Loan Agreement is amended to provide as follows:

                  7.5 INTEREST COVERAGE RATIO. Permit the ratio of Borrower's consolidated earnings before interest and taxes divided by the interest expenses to be less than the following amounts for the following periods: (i) 0.75 to 1.0 for the four quarters ending June 30, 2000; (ii) 0.85 to 1.0 for the four quarters ending September 30, 2000; and (iii) 2.5 to 1.0 for the four quarters ending December 31, 2000 and on each March 31, June 30, September 30 and December 31 thereafter on a rolling four quarter basis.

         2.8 Section 7.9 of the Loan Agreement is amended to provide as follows:

                  7.9 FUNDED DEBT TO EBITDA. Permit the ratio of Consolidated Funded Debt to consolidated earnings before interest, taxes, depreciation and amortization and excluding any gains from sales of assets, other non-cash gains and extra-ordinary gains ("EBITDA"), to exceed the following amounts for the following periods: (i) 3.5 to 1.0 for the four quarters ending June 30, 2000; (ii) 3.25 to 1.0 for the four quarters ending September 30, 2000, and (iii) 3.0 to 1.0 for the four quarters ending December 31, 2000 and as measured on each March 31, June 30, September 30 and December 31 on a rolling four quarter basis.

         2.9 The Loan Agreement is amended to add a new Section 7.18 that provides as follows:

                  7.18 NOTE PURCHASE AGREEMENT. Permit Borrower to take any action under this Agreement that could or would with the passage of time result in the occurrence of a default or an Event of Default under the Note Purchase Agreement dated as of May 30, 1997.

         2.10 The Loan Agreement is amended to add a new sentence at the end of Section 14.13 that provides as follows: "For the purposes of any future date on which the representations and warranties contained in SECTION 5 hereof are deemed to be remade, the most current financial statements, tax returns or other documents with respect to Borrower or any Guarantor delivered to Lender pursuant to SECTION 6 above will be deemed the "Current Financial Statements"."

         2.11 The Loan Agreement is amended to add a new Section 14.13A, which provides as follows:

                  14.13A "Debt" will mean, without duplication: (i) all obligations (including capitalized lease obligations) which in accordance with generally accepted accounting principles would be shown on a balance sheet as a liability; (ii) all obligations for borrowed money or for the deferred purchase price of property or services; (iii) all guarantees, reimbursement, payment or similar obligations, absolute, contingent or otherwise, under acceptance, letter of credit or similar facilities, and (iv) all obligations for any Swap. For the purposes of this Section, "Swap" shall mean, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps, and similar obligations obligating such Person making payments, whether periodically or upon the happening of a contingency. The amount of the obligation under any Swap shall be the amount determined by Lender in its reasonable calculation to be that portion of the Swap obligation that represents the credit risk of such Person under the Swap.

         2.12 Section 14.25 of the Loan Agreement is hereby amended to provide as follows:

                  14.25 "Indebtedness" will mean, without duplication: (i) all obligations for borrowed money or for the deferred purchase price of property (including capitalized lease obligations) or services; (ii) all guarantees, reimbursement, payment or similar obligations, absolute, contingent or otherwise, under acceptance, letter of credit or similar facilities, and (iii) all obligations for any Swap. For the purposes of this Section, "Swap" shall mean, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps, and similar obligations obligating such Person making payments, whether periodically or upon the happening of a contingency. The amount of the obligation under any Swap shall be the amount determined by Lender in its reasonable calculation to be that portion of the Swap obligation that represents the credit risk of such Person under the Swap.

         2.13 Section 14.39 of the Loan Agreement is hereby amended to provide as follows:

                  14.39 "Prime Rate" means the higher of: (i) that interest rate established from time to time by Lender as Lender's Prime Rate, whether or not such rate is publicly announced, or (ii) one half of one percent (0.5%) plus the Federal

                  Funds Effective Rate. The Prime Rate may not be the lowest interest rate charged by Lender for commercial or other extensions of credit. As used herein, the "Federal Funds Effective Rate" will mean a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for the prior day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the opening quotations for such day for such transactions received by Lender from three Federal funds brokers of recognized standing selected by it.

         2.14 Add a new Section 14.40A to the Loan Agreement that provides as follows:

                  14.40A "Proxy Statement/Prospectus" will mean any document for disclosure or reporting purposes filed with the Securities and Exchange Commission and publicly available.

3. REPRESENTATIONS AND WARRANTIES. To induce Lender to enter into this Amendment, Borrower represents and warrants as follows:

         3.1      The representations and warranties of Borrower contained in
                  Section 5 of the Loan Agreement are deemed to have been made again on and as of the date of execution of this Amendment and will apply to this Amendment; provided that Lender acknowledges that Borrower has unusual and extraordinary expenses for which it has no reserve resulting from the failed Blackstone transaction and the resulting plans of Borrower to divide Borrower's business.

         3.2 No Event of Default (as such term is defined in Section 8 of the Loan Agreement) or event or condition which with the lapse of time or giving of notice or both would constitute an Event of Default exists on the date hereof.

         3.3 Each person executing this Amendment and the loan documents to be executed in connection herewith is a duly elected and acting officer of Borrower and is duly authorized by the Board of Directors of Borrower to execute and deliver such documents on behalf of Borrower.

4. CONDITIONS. Lender's consent to this Amendment is subject to the following conditions:

         4.1 Borrower will have provided Lender with consolidating statements of Borrower and each of Borrower's subsidiaries that are required to be consolidated with Borrower according to generally accepted accounting principles.

         4.2 Borrower will have executed and delivered to Lender the Amendment to the Revolving Credit Note.



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

         4.3 Lender will have been furnished copies, certified by the Secretary or Assistant Secretary of Borrower, of resolutions of the Board of Directors of Borrower authorizing the execution of this Amendment and all other documents executed in connection herewith.

         4.4 The representations and warranties of Borrower in SECTION 3 herein will be true.

         4.5 Borrower will pay to Lender a facility fee of $125,000 for the increase, and $100,000 fee for waiving certain covenant violations.

         4.6 Borrower shall pay all expenses and attorneys' fees incurred by Lender in connection with the preparation, execution, and delivery of this Amendment in the amount of $1,750, and related documents, including but not limited to outstanding legal bills for other matters, which outstanding legal bills total $7,574.80, for a combined total of $9,324.80. Borrower hereby authorizes Lender to pay these sums by making an advance under the Revolving Credit Note.

5.       GENERAL.

         5.1 Except as expressly modified herein, the Loan Agreement, as amended, and the Revolving Credit Note, as amended, are and remain in full force and effect.

         5.2 Nothing contained herein will be construed as waiving any default or Event of Default under the Loan Agreement or will affect or impair any right, power or remedy of Lender under or with respect to the Loan, the Loan Agreement, as amended, the Revolving Credit Note, as amended, or any agreement or instrument guaranteeing, securing or otherwise relating to the Loan.

         5.3 This Amendment will be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns.

         5.4 All representations, warranties and covenants made by Borrower herein will survive the execution and delivery of this Amendment.

         5.5 This Amendment will in all respects be governed and construed in accordance with the laws of the State of Ohio.




                            [SIGNATURES ON NEXT PAGE]


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


         Signed on May     , 2000.
                       ----


                                           THE KROLL-O'GARA COMPANY


                                           By:
                                               ---------------------------------
                                           Print Name:
                                                      --------------------------
                                           Title:
                                                 -------------------------------
                                           Date:
                                                --------------------------------


                                           O'GARA-HESS & EISENHARDT
                                           ARMORING COMPANY


                                           By:
                                               ---------------------------------
                                           Print Name:
                                                      --------------------------
                                           Title:
                                                 -------------------------------
                                           Date:
                                                --------------------------------

                                           KROLL HOLDINGS, INC.


                                           By:
                                               ---------------------------------
                                           Print Name:
                                                      --------------------------
                                           Title:
                                                 -------------------------------
                                           Date:
                                                --------------------------------

                                           KROLL ASSOCIATES, INC.


                                           By:
                                               ---------------------------------
                                           Print Name:
                                                      --------------------------
                                           Title:
                                                 -------------------------------
                                           Date:
                                                --------------------------------

                                           KEYBANK NATIONAL ASSOCIATION

                                           By:
                                               ---------------------------------
                                           Print Name:
                                                      --------------------------
                                           Title:
                                                 -------------------------------
                                           Date:
                                                --------------------------------

                       AMENDMENT TO REVOLVING CREDIT NOTE

Cincinnati, Ohio                                        Dated as of May __, 2000

         On June 25, 1999, the undersigned, THE KROLL-O'GARA COMPANY, O'GARA - HESS & EISENHARDT ARMORING COMPANY, KROLL HOLDINGS, INC., and KROLL ASSOCIATES, INC. (individually and collectively the "Borrower"), executed and delivered a Revolving Credit Note to KEYBANK NATIONAL ASSOCIATION, in the principal amount of $25,000,000 (the "Note").

         By this Amendment to Revolving Credit Note, the Note hereby is amended as follows:1. The first full paragraph on the first page of the Note is amended to provide as follows:

                           FOR VALUE RECEIVED, THE KROLL-O'GARA COMPANY, O'GARA
                  - HESS & EISENHARDT ARMORING COMPANY, KROLL HOLDINGS, INC., and KROLL ASSOCIATES, INC. (individually and collectively the "Borrower"), jointly and severally promise to pay to the order of KEYBANK NATIONAL ASSOCIATION ("Lender"), at its offices located at 525 Vine Street, Cincinnati, Ohio 45202 or such other location as Lender may from time to time designate, the principal sum of TWENTY FIVE MILLION DOLLARS ($25,000,000) (the "Total Facility") or such greater or lesser amount as may be advanced and outstanding hereunder, together with interest thereon as provided below from the date of disbursement thereof until paid, all in lawful money of the United States of America and in immediately available funds. Notwithstanding any of the foregoing to the contrary, the Total Facility will be increased from $25,000,000 to $40,000,000 until September 30, 2000 (the "Reduction Date"), at which time it will reduce from $40,000,000 to $25,000,000, and Borrower will pay to Lender on the Reduction Date the principal balance outstanding hereunder that is in excess of $25,000,000.

2. The following sentence will be added to the end of Section 1.1.2 of the Note as follows:

         Notwithstanding any of the foregoing to the contrary, on May __, 2000, the Applicable Margin will be set as if Borrower's Funded Debt to EBITDA Ratio is greater than or equal to 2.5 to 1.0, which Applicable Margin will apply until the Reduction Date.

         Except as expressly modified hereby, all terms and conditions of the Note remain in full force and effect.

                                           THE KROLL-O'GARA COMPANY


                                           By:
                                              ----------------------------------
                                           Print Name:
                                                      --------------------------
                                           Title:
                                                 -------------------------------
                                           Date:
                                                --------------------------------

                                           O'GARA-HESS & EISENHARDT
                                           ARMORING COMPANY


                                           By:
                                              ----------------------------------
                                           Print Name:
                                                      --------------------------
                                           Title:
                                                 -------------------------------
                                           Date:
                                                --------------------------------

                                           KROLL HOLDINGS, INC.


                                           By:
                                              ----------------------------------
                                           Print Name:
                                                      --------------------------
                                           Title:
                                                 -------------------------------
                                           Date:
                                                --------------------------------

                                           KROLL ASSOCIATES, INC.


                                           By:
                                              ----------------------------------
                                           Print Name:
                                                      --------------------------
                                           Title:
                                                 -------------------------------
                                           Date:
                                                --------------------------------

ACCEPTED:
KEYBANK NATIONAL ASSOCIATION

By:
   ----------------------------
Print Name:
           --------------------
Title:
      -------------------------
Date:
      -------------------------

                          CERTIFICATE OF THE SECRETARY

                                       OF

                            THE KROLL-O'GARA COMPANY

         The undersigned, Secretary of THE KROLL-O'GARA COMPANY ("Corporation") hereby certifies to KEYBANK NATIONAL ASSOCIATION ("Lender") as follows:

1. The following Resolution was duly adopted and is a binding resolution of the Corporation:

                  RESOLVED, that the Corporation amend the Amended and Restated Loan Agreement by and between Corporation, O'Gara-Hess & Eisenhardt Armoring Company, Kroll Holdings, Inc. and Kroll Associates, Inc. (collectively, "Borrowers") and Lender dated October 30, 1998, as amended, and the Revolving Credit Note (the "Note") given by Borrowers to Lender on June 25, 1999, to extend the maturity date of the letter of credit facility, to increase the amount of the Note until September 30, 2000, and to amend certain other financial provisions, and that the President or any Vice President be, and they hereby are, authorized to execute any and all documents to effectuate and secure such loan including, without limitation, a Third Amendment to Loan Agreement, an Amendment to Revolving Credit Note and other necessary or appropriate documents in connection herewith.

2. The following is a complete and accurate list of the Officers of the Corporation as of May __, 2000:

                  President.................
                                                --------------------------

                  Vice President............
                                                --------------------------

                  Secretary.................
                                                --------------------------

                  Assistant Secretary.......
                                                --------------------------

                  Treasurer.................
                                                --------------------------




                                                --------------------------
                                                Secretary

                          CERTIFICATE OF THE SECRETARY

                                       OF

                    O'GARA-HESS & EISENHARDT ARMORING COMPANY

         The undersigned, Secretary of O'GARA-HESS & EISENHARDT ARMORING COMPANY ("Corporation") hereby certifies to KEYBANK NATIONAL ASSOCIATION ("Lender") as follows:

1. The following Resolution was duly adopted and is a binding resolution of the Corporation:

                  RESOLVED, that the Corporation amend the Amended and Restated Loan Agreement by and between Corporation, The Kroll-O'Gara Company, Kroll Holdings, Inc. and Kroll Associates, Inc. (collectively, "Borrowers") and Lender dated October 30, 1998, as amended, and the Revolving Credit Note (the "Note") given by Borrowers to Lender on June 25, 1999, to extend the maturity date of the letter of credit facility, to increase the amount of the Note until September 30, 2000, and to amend certain other financial provisions, and that the President or any Vice President be, and they hereby are, authorized to execute any and all documents to effectuate and secure such loan including, without limitation, a Third Amendment to Loan Agreement, an Amendment to Revolving Credit Note and other necessary or appropriate documents in connection herewith.

2. The following is a complete and accurate list of the Officers of the Corporation as of May __, 2000:

                  President.................
                                                --------------------------

                  Vice President............
                                                --------------------------

                  Secretary.................
                                                --------------------------

                  Assistant Secretary.......
                                                --------------------------

                  Treasurer.................
                                                --------------------------



                                                --------------------------
                                                Secretary

                          CERTIFICATE OF THE SECRETARY

                                       OF

                              KROLL HOLDINGS, INC.

         The undersigned, Secretary of KROLL HOLDINGS, INC. ("Corporation") hereby certifies to KEYBANK NATIONAL ASSOCIATION ("Lender") as follows:

1. The following Resolution was duly adopted and is a binding resolution of the Corporation:

                  RESOLVED, that the Corporation amend the Amended and Restated Loan Agreement by and between Corporation, O'Gara-Hess & Eisenhardt Armoring Company, The Kroll-O'Gara Company and Kroll Associates, Inc. (collectively, "Borrowers") and Lender dated October 30, 1998, as amended, and the Revolving Credit Note (the "Note") given by Borrowers to Lender on June 25, 1999, to extend the maturity date of the letter of credit facility, to increase the amount of the Note until September 30, 2000, and to amend certain other financial provisions, and that the President or any Vice President be, and they hereby are, authorized to execute any and all documents to effectuate and secure such loan including, without limitation, a Third Amendment to Loan Agreement, an Amendment to Revolving Credit Note and other necessary or appropriate documents in connection herewith.

2. The following is a complete and accurate list of the Officers of the Corporation as of May __, 2000:

                  President.................
                                                --------------------------

                  Vice President............
                                                --------------------------

                  Secretary.................
                                                --------------------------

                  Assistant Secretary.......
                                                --------------------------

                  Treasurer.................
                                                --------------------------



                                                --------------------------
                                                Secretary

                          CERTIFICATE OF THE SECRETARY

                                       OF

                             KROLL ASSOCIATES, INC.

         The undersigned, Secretary of KROLL ASSOCIATES, INC. ("Corporation") hereby certifies to KEYBANK NATIONAL ASSOCIATION ("Lender") as follows:

1. The following Resolution was duly adopted and is a binding resolution of the Corporation:

                  RESOLVED, that the Corporation amend the Amended and Restated Loan Agreement by and between Corporation, O'Gara-Hess & Eisenhardt Armoring Company, Kroll Holdings, Inc. and The Kroll-O'Gara Company (collectively, "Borrowers") and Lender dated October 30, 1998, as amended, and the Revolving Credit Note (the "Note") given by Borrowers to Lender on June 25, 1999, to extend the maturity date of the letter of credit facility, to increase the amount of the Note until September 30, 2000, and to amend certain other financial provisions, and that the President or any Vice President be, and they hereby are, authorized to execute any and all documents to effectuate and secure such loan including, without limitation, a Third Amendment to Loan Agreement, an Amendment to Revolving Credit Note and other necessary or appropriate documents in connection herewith.

3. The following is a complete and accurate list of the Officers of the Corporation as of May __, 2000:

                  President.................
                                                --------------------------

                  Vice President............
                                                --------------------------

                  Secretary.................
                                                --------------------------

                  Assistant Secretary.......
                                                --------------------------

                  Treasurer.................
                                                --------------------------



                                                --------------------------
                                                Secretary